                                                                   Exhibit 10.61


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                             REIMBURSEMENT AGREEMENT

                           dated as of August 24, 2001
                                     between

                        NEW PLAN EXCEL REALTY TRUST, INC.
                                    (Company)

                                       and

                               FLEET NATIONAL BANK

                                     (Bank)



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
                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I     DEFINITIONS......................................................1

   Section 1.01  Definitions...................................................1

   Section 1.02  Rules of Construction; Time of Day............................5

ARTICLE II    LETTERS OF CREDIT AND REIMBURSEMENT..............................6

   Section 2.01  Issuance of Letters of Credit; Amendments.....................6

   Section 2.02  Reimbursement and Other Payments..............................8

   Section 2.03  Obligations Absolute.........................................11

   Section 2.04  Indemnification..............................................11

   Section 2.05  Liability of Bank............................................12

   Section 2.06  Extension of Commitment Expiration Date......................13

ARTICLE III   SECURITY........................................................15

   Section 3.01  Guaranty.....................................................15

   Section 3.02  Collateral...................................................15

ARTICLE IV    CONDITIONS......................................................15

   Section 4.01  Documentation................................................15

ARTICLE V     REPRESENTATIONS AND WARRANTIES..................................16

   Section 5.01  Existence and Power..........................................16

   Section 5.02  Authority....................................................17

   Section 5.03  Binding Agreement............................................17

   Section 5.04  Litigation...................................................17

   Section 5.05  Required Consents............................................17

   Section 5.06  No Conflicting Agreements....................................18

   Section 5.07  Reaffirmation of Representations and Warranties..............18

ARTICLE VI    GENERAL COVENANTS...............................................18

   Section 6.01  Incorporation of Covenants from Senior Bank Facilities.......18

ARTICLE VII   DEFAULTS AND REMEDIES...........................................18

   Section 7.01  Defaults.....................................................18

   Section 7.02  Remedies.....................................................20

   Section 7.03  Waivers; Consents............................................21

   Section 7.04  No Waiver; Remedies Cumulative...............................21

   Section 7.05  Setoff.......................................................21

                               TABLE OF CONTENTS
                                  (continued)


                                                                            PAGE


ARTICLE VIII  MISCELLANEOUS...................................................22

   Section 8.01  Notices......................................................22

   Section 8.02  Successors and Assigns.......................................23

   Section 8.03  Survival of Representations, Warranties and Covenants........23

   Section 8.04  Counterparts.................................................24

   Section 8.05  Costs, Expenses and Taxes....................................24

   Section 8.06  Amendments...................................................24

   Section 8.07  Severability; Interest Limitation............................24

   Section 8.08  Complete Agreement...........................................25

   Section 8.09  Conflicts....................................................25

   Section 8.10  Governing Law; Consent to Jurisdiction and Service...........25

   Section 8.11  Waiver of Jury Trial and Certain Damage Claims...............26

   Section 8.12  Table of Contents and Headings...............................26

   Section 8.13  Participations...............................................27

   Section 8.14  Relationship.................................................27

   Section 8.15  Time of the Essence..........................................27

   Section 8.16  Acknowledgment of Indemnity Obligations......................27



EXHIBITS

Exhibit A Form of Letter of Credit
Exhibit B Form of Letter of Credit Request
Exhibit C Form of Extension Request
Exhibit D Form of Notice of Reduction
Exhibit E Form of Notice of Amendment
Exhibit F Form of Letter of Credit Application

                             REIMBURSEMENT AGREEMENT


           THIS REIMBURSEMENT AGREEMENT (this "Agreement"), made as of August 24, 2001 between NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "Company"), and FLEET NATIONAL BANK (the "Bank").

                                R E C I T A L S:

           A. The Company has requested that the Bank issue certain irrevocable standby letters of credit in the form of Exhibit A upon the written request of the Company therefor (each such letter of credit, including any amendments thereto and any substitute letter of credit therefor issued pursuant to the terms hereof, a "Letter of Credit" and collectively, the "Letters of Credit") up to an aggregate amount of Forty Million and No/100 Dollars ($40,000,000.00) (the "Letters of Credit Amount").

           B. The Bank is willing to issue the Letters of Credit upon the terms and conditions hereinafter provided.

           NOW, THEREFORE, in consideration of the foregoing and the undertakings herein set forth and intending to be legally bound, the Company and the Bank hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

           SECTION 1.01 Definitions.

           In this Agreement (unless the context otherwise requires) the following terms have the meanings specified in the Recitals set forth above:

                         Agreement
                         Bank
                         Company
                         Letters of Credit
                         Letters of Credit Amount

           Terms used but not defined herein shall have the meanings contained in that certain Term Loan Agreement dated as of May 9, 2001 by and among the Company, certain lenders who are parties thereto and the Bank, as Administrative Agent for the lenders (as the same may be modified or amended from time to time, the "Loan Agreement").

           In addition, the following terms shall have the following meanings, unless the context otherwise requires:

           "Assets" means any and all tangible and intangible assets and property of the Company.

           "Authorized Representative" means an officer of the Company duly authorized by the Company in such capacity to make the certifications required by this Agreement or take the other actions indicated by the context.

           "Bank's Head Office" means the Bank's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Bank may designate from time to time by notice to the Company.

           "Bank's Special Counsel" means Long Aldridge & Norman LLP or such other counsel as may be approved by the Bank.

           "Business Day" means any day on which banking institutions located in the same city and state as the Bank's Head Office are located and are open for the transaction of banking business.

           "Closing Date" means the date when all of the conditions under
Section 4.01 have been satisfied.

           "Commitment Expiration Date" means March 31, 2003, subject to extension as provided in Section 2.06.

           "Credit Agreements" means, collectively, (i) that certain Credit Agreement (Facility I) dated as of November 17, 1999, among the Company, The Bank of New York, as Administrative Agent, and the lenders signatory thereto, as subsequently amended, and (ii) that certain Credit Agreement (Facility II), dated as of November 17, 1999, among the Company, The Bank of New York, as Administrative Agent, and the lenders signatory thereto, as subsequently amended.

           "Default" means an event which with the passage of time or giving of notice or both would become an Event of Default.

           "Default Rate" shall have the meaning ascribed to such term in
Section 2.02(b).

           "Documents" means this Agreement, the Letters of Credit, the Guaranty, and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Company and the Guarantors in connection with the Letters of Credit, as the same may be amended, restated, consolidated, supplemented, renewed, extended or replaced.

           "Draft" means a sight draft presented under a Letter of Credit.

           "Event of Default" shall have the meaning ascribed to such term in
Section 7.01.

           "Extension Fee" shall have the meaning ascribed to such term in
Section 2.06.

           "Extension Request" shall have the meaning ascribed to such term in
Section 2.06.

           "GAAP" means generally accepted accounting principles consistently applied.

           "Guarantors" shall have the meaning ascribed to such term in Section 3.01.

           "Letters of Credit Exposure" means, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(ii) the aggregate amount of all unreimbursed drawings under Letters of Credit at such time.

           "Letter of Credit Fees" shall have the meaning ascribed to such term in Section 2.02(c).

           "Letter of Credit Request" shall have the meaning ascribed to such term in Section 2.01.

           "Material Adverse Effect" means a material adverse effect on (i) the financial condition, operations, business, or Properties of (A) the Company or
(B) the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under the Documents, or (iii) the ability of the Bank to enforce the Documents.

           "Material Contract" means each indenture, mortgage, deed of trust, agreement or other instrument or contract (written or oral) to which the Company is a party or by which any of its assets are bound which, if cancelled, breached or not renewed by any party thereto, could reasonably have a Material Adverse Effect.

           "Obligations" means all indebtedness, obligations and liabilities of the Company and the Guarantors in favor of the Bank of every type and description arising under this Agreement, the Guaranty or any of the other Documents, direct or indirect, joint or several, absolute or contingent, due or to become due, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, now existing or hereafter arising, including but not limited to (i) all obligations under Section 2.02 to reimburse the Bank, with interest, for all Drafts honored under the Letters of Credit, all accrued and unpaid fees (including the Letter of Credit Fees and Extension
Fees), and all expenses, reimbursements, indemnities and other obligations of the Company to the Bank or any other indemnified party hereunder, and (ii) all other obligations in favor of the Bank arising under this Agreement, as they may be amended from time to time.

           "Participating Banks" shall have the meaning ascribed to such term in
Section 8.13.

           "Participation Agreements" shall have the meaning ascribed to such term in Section 8.13.

           "Person" means any individual, for profit or nonprofit corporation, limited liability company, partnership, joint venture, association, joint stock company, estate, trust, unincorporated organization, governmental body or any agency or political subdivision thereof, or other legal entity.

           "Pricing Level" means one of the following five pricing levels, as applicable, provided that if the ratings by S&P and Moody's in any such Pricing Level are split by one equivalent rating level, the operative rating would be deemed to be the higher of the two ratings, and if the ratings by S&P and Moody's in any such Pricing Level are split by more than one equivalent rating level, the operative rating would be deemed to be one rating level higher than the lower of the two ratings, and provided, further, that during any period that the Company has no Senior Debt Rating, Pricing Level V would be the applicable Pricing Level:

           "Pricing Level I": the Pricing Level which would be applicable for so long as the Senior Debt Rating is greater than or equal to A- by S&P or A3 by Moody's;

           "Pricing Level II": the Pricing Level which would be applicable for so long as the Senior Debt Rating is equal to BBB+ by S&P or Baa1 by Moody's and Pricing Level I is not applicable;

           "Pricing Level III": the Pricing Level which would be applicable for so long as the Senior Debt Rating is equal to BBB by S&P or Baa2 by Moody's and Pricing Levels I and II are not applicable;

           "Pricing Level IV": the Pricing Level which would be applicable for so long as the Senior Debt Rating is equal to BBB- by S&P or Baa3 by Moody's and Pricing Levels I, II and III are not applicable; and

           "Pricing Level V": the Pricing Level which would be applicable for so long as the Senior Debt Rating is less than BBB- by S&P or Baa3 by Moody's and Pricing Levels I, II, III and IV are not applicable.

           "Required Additional Guarantor" shall have the meaning ascribed to such term in Section 3.01.

           "Revolving Credit Facilities" means the senior unsecured revolving credit facilities made to the Company pursuant to the Credit Agreements.

           "Senior Bank Facilities" means, collectively, the Term Loan and the Revolving Credit Facilities.

           "Stated Expiration Date" means, with respect to any Letter of Credit, the expiration date of such Letter of Credit provided for therein, which shall not be later than September 28, 2004 in any event.

           "Taxes" shall have the meaning ascribed to such term in Section 2.02(e).

           "Term Loan" means the $100,000,000.00 senior unsecured term loan made to the Company pursuant to the Loan Agreement.

           SECTION 1.02 Rules of Construction; Time of Day.

                 (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

                 (b) The singular includes the plural and the plural includes the singular.

                 (c) A reference to any law includes any amendment or modification to such law.

                 (d) A reference to any Person includes its permitted successors and permitted assigns.

                 (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP.

                 (f) The words "include", "includes" and "including" are not limiting.

                 (g) The words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

                 (h) Reference to a particular "Section", refers to that section of this Agreement unless otherwise indicated.

                 (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

                 (j) References to any time of the day in this Agreement shall refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in Boston, Massachusetts on such day.

                                   ARTICLE II

                       LETTERS OF CREDIT AND REIMBURSEMENT

           SECTION 2.01 Issuance of Letters of Credit; Amendments.

                 (a) Letter of Credit Request. Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Commitment Expiration Date, the Bank shall issue such Letters of Credit as the Company may request upon the delivery of a written request in the form of Exhibit B hereto (a "Letter of Credit Request") to the Bank, provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Letters of Credit Exposure shall not exceed the Letters of Credit Amount, (iii) the conditions set forth in Article IV shall have been satisfied, (iv) the Letters of Credit shall only be issued to Bank of America, N.A. or its designees and their successors and assigns for the limited purpose of supporting the Company's sale of certain Assets, (v) the Stated Expiration Date of the Letter of Credit shall not be later than September 28, 2004, and (vi) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Each Letter of Credit Request shall be executed by an Authorized Representative of the Company. The Bank shall be entitled to conclusively rely on such Person's authority to request a Letter of Credit on behalf of the Company. The Bank shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Company assumes all risks with respect to the use of the Letters of Credit, except as provided in Sections 2.04 and 2.05(a). Each Letter of Credit Request shall be submitted to the Bank at least ten (10) Business Days prior to the date upon which the requested Letter of Credit is to be issued. Each such Letter of Credit Request shall contain a certification by an Authorized Representative of the Company that the Company is and will be in compliance with all covenants under the Documents after giving effect to the issuance of such Letter of Credit. The Company shall further deliver to the Bank such additional applications and documents as the Bank may require in connection with the issuance of each Letter of Credit in conformity with the then standard practices of its letter of credit department, provided, that in the event of any conflict, the terms of this Agreement shall control. A current form of application is attached hereto as Exhibit F.

                 (b) Issuance of Letters of Credit. The Company hereby requests that the Bank issue the Letters of Credit for its account. The Bank will issue the Letters of Credit pursuant to the foregoing request of the Company, subject to the Company's satisfaction of the conditions hereof, including the conditions set forth in Article IV. The

Letters of Credit shall be issued substantially in the form of Exhibit A, appropriately completed. The Letters of Credit shall expire at 5:00 p.m. on the Stated Expiration Date or, if such day is not a Business Day, on the next succeeding Business Day.

                 (c) Reduction and Termination.

                           (i) The beneficiary of the Letters of Credit shall
have the right to request that the Bank permanently reduce, without penalty or premium, the amount of any Letter of Credit. In order to effect such reductions, the beneficiary shall give at least three (3) Business Days prior written notice to the Bank in the form of Exhibit D attached hereto, designating the effective date (which shall be a Business Day) of such reduction and the amount of such reduction. Such reduction of the amount of a Letter of Credit shall be effective on the third (3rd) Business Day following the date of delivery of such notice. Any reduction shall be in an amount not less than $100,000.00.

                           (ii) If the beneficiary shall partially reduce the
amount of a Letter of Credit as described in subparagraph (c)(i) above, the Bank shall then deliver to the beneficiary a Notice of Amendment to the Letter of Credit in the form of Exhibit E attached hereto, dated the effective date of such partial reduction of the amount of the Letter of Credit and stating the amount to which the Letter of Credit has been reduced.

                           (iii) If a Letter of Credit is reduced to $0.00 or an
original Letter of Credit is otherwise surrendered to the Bank by the beneficiary for termination, the Company shall not be liable for the payment of any further fees under Sections 2.02(c) or 2.06(b) below with respect to such Letter of Credit, provided that the Bank shall have no obligation to refund any portion of fees previously paid with respect to such Letter of Credit.

                 (d) Amendments. Except as provided in Section 2.01(c) above, the issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

                 (e) Transfer. The Letters of Credit shall be transferable by the beneficiary as more particularly provided in the Form of Letter of Credit attached hereto as Exhibit A. The Company shall pay to the Bank as of the date of any transfer of a Letter of Credit a transfer fee equal to One Thousand and No/100 Dollars ($1,000.00) per Letter of Credit.

                 (f) Replacement. The beneficiary shall have the right upon two
(2) Business Days' prior written notice to have a Letter of Credit terminated and replaced by multiple Letters of Credit in favor of such beneficiaries and in such amounts as shall be specified in the notice from the original beneficiary to the Bank in the form of Annex B attached to the form Letter of Credit (Exhibit A hereto); provided, however, that:

                           (i) There shall never be more than twelve (12)
Letters of Credit issued and outstanding at any time;

                           (ii) The aggregate amount of the replacement Letters
of Credit shall not exceed the amount of the Letter of Credit being replaced;

                           (iii) The Stated Expiration Date of the replacement
Letters of Credit shall not be later than September 28, 2004;

                           (iv) The replacement Letters of Credit shall provide
that each shall be inoperative until the Bank shall have received the original of the Letter of Credit being replaced in its possession at the address specified in such Letter of Credit, but shall otherwise be issued in the same form as the Letter of Credit being replaced and shall be subject to all other requirements for the issuance of Letters of Credit provided in this Agreement, including, without limitation, the furnishing by the Company of completed applications in the form of Exhibit F hereto to the Bank, but excluding the payment of the issuance fee described in the first sentence of Section 2.02(c);

                           (v) On the date of issuance of any replacement
Letters of Credit, the Company shall pay the Bank a replacement fee of $1,000.00 per replacement Letter of Credit issued;

                           (vi) The original of the Letter of Credit being
replaced shall be surrendered to the Bank for cancellation so that it will have no further liability thereunder;

                           (vii) Upon issuance of the replacement Letters of
Credit and receipt of the original of the Letter of Credit being replaced, the Bank shall be absolutely and unconditionally released of all liability and obligations under such Letter of Credit and from any and all other obligations and liabilities relating to the issuance and maintenance of such Letter of Credit; and

                           (viii) In no event shall any replacement of a Letter
of Credit entitle the Company to a refund of any portion of the fees theretofore paid to the Bank or which have accrued or become payable through the time of such replacement, it being specifically acknowledged by the Company that all Letter of Credit Fees, Extension Fees and other fees payable under this Agreement are non-refundable as provided herein.

           SECTION 2.02 Reimbursement and Other Payments.

                 (a) Reimbursement Payments. The Company hereby agrees to pay to the Bank a sum equal to each amount drawn under a Letter of Credit by a Draft on or before the date that is five (5) Business Days after notice from the Bank that such Draft has been honored. All amounts under this Section 2.02(a) shall be paid without set off, claim or counterclaim in funds immediately available to the Bank. All Obligations of the Company under this Section 2.02 are demand obligations.

                 (b) Interest on Drawings. All sums payable to the Bank under
Section 2.02(a) which are not paid within five (5) Business Days of the notice from the Bank described in Section 2.02(a) above shall bear interest from such date until such sums are paid in full at a fluctuating rate per annum (computed for the actual number of days elapsed, based on a 360-day year) equal to two percent (2%) per annum above the Prime Rate (both before and after judgment) (the "Default Rate"). Interest accruing pursuant to this Section 2.02(b) shall be due and payable on demand and on the date the respective sum is paid.

                 (c) Letter of Credit Fees. In connection with the issuance of each Letter of Credit, the Company shall pay to the Bank on the date of issuance a fee in an amount calculated by multiplying (x) the amount of the Letter of Credit by (y) the applicable percentage based on the Senior Debt Rating of the Company at the time of issuance as follows:

                                            Percentage
           Pricing Level                    (per quarter)
           -------------                    -------------
           Pricing Levels I and II          0.35%
           Pricing Level III                0.375%
           Pricing Level IV                 0.4%
           Pricing Level V                  0.5%

by (z) the numbers of full quarters remaining until the Commitment Expiration Date (determined without regard to the exercise of any extension options pursuant to Section 2.06). If the Senior Debt Rating of the Company declines after the issuance of a Letter of Credit and payment of the initial fee but prior to the Commitment Expiration Date (as determined without regard to the exercise of any extension options pursuant to Section 2.06), the Company shall pay to the Bank an additional fee computed by multiplying (x) the amount of the Letters of Credit Exposure at such time by (y) the difference between the applicable percentage corresponding to the new Senior Debt Rating and the applicable percentage corresponding to the previous Senior Debt Rating by (z) the number of full quarters remaining until the Commitment Expiration Date (determined without regard to the exercise of any extension options pursuant to Section 2.06). The fees provided for in this Section 2.02(c) (the "Letter of Credit Fees") shall be fully earned when paid and non-refundable under any circumstances.

                 (d) Increased Costs. If after the date of this Agreement any enactment, promulgation or adoption of or change in any applicable foreign or domestic law, regulation or rule or in the interpretation or administration thereof by any court, administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank or any Participating Bank (or any controlling affiliate) with any guideline, request or directive issued after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency, shall either (i) impose, modify or deem applicable any reserve, special deposit, insurance assessment or similar requirement (including without limitation a guideline, request or directive which affects the manner in which the Bank or any Participating Bank allocates capital resources to its commitments and/or risks, including its obligations and/or risks under this Agreement, the Letters of Credit or any Participation Agreement), (ii) affect the amount of capital required or expected to be maintained by the Bank or any Participating Bank (or any controlling affiliate), (iii) subject the Bank or any Participating Bank (or any controlling affiliate) to any tax, levy, impost, duty, deduction, withholding or other charge or change the basis of taxation of the Bank or any Participating Bank (other than a change in a rate of tax based on overall net income of the Bank or such Participating Bank), or (iv) impose on the Bank or any Participating Bank any other condition regarding this Agreement, the Letters of Credit or any Participation Agreement, and the result of any event referred to in clause (i), (ii), (iii) or (iv) of this sentence shall be to increase the direct or indirect cost to the Bank or any Participating Bank of issuing or maintaining the Letters of Credit or the obligations and/or risks of the Bank or any Participating Bank under this Agreement or any Participation Agreement or to reduce the amounts receivable by the Bank or any Participating Bank hereunder or under any Participation Agreement or to reduce the rate of return on the capital of the Bank or any Participating Bank in connection with this Agreement or any Participation Agreement, then within ten (10) Business Days after demand by the Bank (on behalf of itself or any Participating Bank), the Company shall pay to the Bank or the applicable Participating Bank, from time to time as specified by the Bank or the applicable Participating Bank, additional amounts that in the aggregate shall be sufficient to compensate the Bank or such Participating Bank for such increased cost, reduction in amounts receivable or reduction in rate of return. A certificate as to such increased cost, reduction in amounts receivable by the Bank or any Participating Bank or reduction in rate of return submitted by the Bank or the applicable Participating Bank to the Company containing an explanation of such increased cost, reduction in amounts receivable or reduction in rate of return and the manner of calculation thereof shall, in absence of manifest error, be conclusive and binding for all purposes.

                 (e) No Deductions. All payments by the Company to the Bank under this Agreement shall be made free and clear of and without deduction for any present or future taxes or other amounts for or on account of levies, imposts, duties, deductions, withholdings or other charges of whatsoever nature (including, without limitation, interest, additions to tax and penalties thereon), imposed, levied, collected, withheld or assessed by any governmental authority (excluding any taxes based on income of the Bank and excluding franchise and similar taxes imposed by the jurisdiction under which it is organized or in which the Bank's office at the address set forth in Section 8.01 is located or any political subdivision thereof) (collectively, "Taxes"). If the Company shall be required to withhold or deduct Taxes from any sum payable to the Bank hereunder, (i) the sum payable to the Bank shall be increased as may be necessary so that the Bank receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (ii) the Company shall make such necessary withholdings and deductions, and (iii) the Company shall pay the full amount withheld or deducted to the relevant authority according to applicable law so that the Bank shall not be required to make any deduction or payment of such Taxes.

                 (f) General Interest Accrual. All payments to the Bank under this Agreement (including without limitation all payments becoming due under Sections 2.01(e), 2.01(f), 2.02(a), (c), (d) and (e) and 2.06) shall be accompanied by interest thereon, from the date such payments become due until they are paid in full at the Default Rate.

                 (g) Place and Manner of Payment. All payments by the Company to the Bank under this Agreement shall be made in lawful currency of the United States by wire transfer to Fleet National Bank, ABA No.011000138, Credit to Commercial Loan Services - GL #1510351-66156, Reference: New Plan Excel-Oblr #31038169, not later than 1:00 p.m. (Boston time) on the day when due. All payments shall be made in immediately available funds as aforesaid or as the Bank may otherwise stipulate by written notice to the Company. Whenever a payment hereunder or under any of the other Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.

           SECTION 2.03 Obligations Absolute.

           The obligations of the Company under this Article shall be absolute, unconditional and irrevocable, shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances: (i) any lack of validity or enforceability of the Letters of Credit, the Guaranty or any of the other Documents; (ii) any amendment or waiver of or any consent to or departure from the Letters of Credit, the Guaranty or any of the other Documents; (iii) the existence of any claim, setoff, defense or other right which the Company may have at any time against the Bank, any Participating Bank or any other Person, whether in connection with this Agreement, the transactions described herein or any unrelated transaction; or (iv) any of the circumstances contemplated in clauses (1) through (7), inclusive, of Section 2.05(a).

           SECTION 2.04 Indemnification.

           In addition to any and all rights of reimbursement, indemnification, subrogation or any other rights pursuant hereto or under law or equity, to the extent permitted by applicable law, the Company hereby indemnifies and holds harmless the Bank and the Participating Banks (and their directors, officers, employees and agents) from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable attorneys' fees for counsel of the Bank's or the applicable Participating Bank's choice) whatsoever which the Bank or any Participating Bank may incur (or which may be claimed against the Bank or any Participating Bank by any Person whatsoever) by reason of or in connection with (a) the issuance or a transfer of, or payment or failure to pay under, a Letter of Credit, (b) any breach by the Company or the Guarantors of any representation, warranty, covenant, term or condition in, or the occurrence of any default by the Company under this Agreement, the Guaranty or any of the other Documents, including all reasonable fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, and (c) involvement of the Bank or any Participating Bank in any legal suit, investigation, proceeding, inquiry or action as a consequence, direct or indirect, of the Bank's issuance of a Letter of Credit, its entering into this Agreement or action taken thereunder or under the Guaranty or any of the other Documents, or any other event or transaction in connection with or contemplated by any of the foregoing; provided the Company shall not be required to indemnify the Bank or any Participating Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Bank in determining whether documents presented under a Letter of Credit complied with the terms of the Letter of Credit, (ii) the payment by the Bank under a Letter of Credit presented by the beneficiary for payment after the Stated Expiration Date of the Letter of Credit (except to the extent the Stated Expiration Date is deemed extended under the International Standby Practices (ISP98)), or (iii) the Bank's willful failure or gross negligence in failing to pay under a Letter of Credit after the presentation to it by the beneficiary of a Draft strictly complying with the terms and conditions of the Letter of Credit, unless the Bank in good faith believes that it is prohibited by law or other legal authority from making such payment. Nothing in this Section is intended to limit the Company's reimbursement and interest payment obligations contained in Sections 2.02(a) and 2.02(b). If, and to the extent that the obligations of the Company under this
Section 2.05 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The obligations of the Company under this Section shall survive the termination of this Agreement.

           SECTION 2.05 Liability of Bank.

                 (a) As between the Company and the Bank, the Company assumes all risks of the acts or omissions of the beneficiary with respect to the beneficiary's use of a Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (1) the use which may be made by or on behalf of the beneficiary of a Letter of Credit or for any acts or omissions by the beneficiary in connection therewith; (2) the form, validity, sufficiency, accuracy or genuineness of any documents (including without limitation any documents presented under a Letter of Credit), or of any statement therein or endorsement thereon, even if any such documents, statements or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent, forged, inaccurate or untrue; (3) the payment by the Bank against presentation of documents which do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to a Letter of Credit, or any other failure by or on behalf of the beneficiary to comply fully with conditions required in order to effect a drawing under a Letter of Credit; (4) the validity or sufficiency of any instrument delivered by or on behalf of the beneficiary or any other Person (other than the Bank) transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (5) errors, omissions, interruptions, losses or delays in transmission or delivery of any messages by mail, cable, telegraph, telex, telephone or otherwise; (6) any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under a Letter of Credit; or (7) any other circumstances whatsoever in making or failing to make payment under a Letter of Credit; except only that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to special, exemplary, consequential or punitive, damages suffered by the Company which the Company proves were caused by (i) the willful misconduct or gross negligence of the Bank in determining whether a Draft presented under a Letter of Credit complied with the terms of the Letter of Credit, (ii) the payment by the Bank under a Letter of Credit presented by the beneficiary for payment after the Stated Expiration Date of the Letter of Credit (except to the extent the Stated Expiration Date is deemed extended under the International Standby Practices (ISP98)), or (iii) the Bank's willful failure or gross negligence in failing to pay under a Letter of Credit after the presentation to it by or on behalf of the beneficiary of a Draft strictly complying with the terms and conditions of the Letter of Credit, unless the Bank in good faith believes that it is prohibited by law or other legal authority from making such payment. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                 (b) Except for the Bank's obligations under the Letters of Credit, the Bank shall have no liability to the Company or any other Person as a result of any reduction of the credit rating of the Bank or any deterioration in the Bank's financial condition. No reduction of the Bank's credit rating or deterioration in the Bank's financial condition shall reduce or in any way diminish the obligations of the Company to the Bank under this Agreement, including without limitation the Company's obligations to pay fees on the Letters of Credit to the Bank and to reimburse the Bank, with interest, for drawings under the Letters of Credit.

           SECTION 2.06 Extension of Commitment Expiration Date.

           The Company shall have six (6) separate options to extend the Commitment Expiration Date by three (3) months per option (for an aggregate extension period of eighteen (18) months ending September 28, 2004), upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of the then applicable Commitment Expiration Date:

                 (a) Extension Request. The Company shall deliver written notice of such request in the form of Exhibit C hereto (an "Extension Request") to the Bank not later than the date which is twenty (20) days prior to the then applicable Commitment Expiration Date (as determined without regard to such Extension Request).

                 (b) Payment of Extension Fee. The Company shall pay to the Bank an extension fee (an "Extension Fee") in an amount determined by multiplying the amount of the Letters of Credit Exposure at such time by the applicable percentage based on the Senior Debt Rating of the Company on the then applicable Commitment Expiration Date, which fee shall, when paid, be fully earned and non-refundable under any circumstances:

                                              Percentage
           Pricing Level                      (per quarter)
           -------------                      -------------
           Pricing Levels I and II            0.34375%
           Pricing Level III                  0.36875%
           Pricing Level IV                   0.39375%
           Pricing Level V                    0.49375%

Each Extension Fee shall be payable in advance at the beginning of the then applicable extension period.

                 (c) No Default. On the date the Extension Request is given and on the then applicable Commitment Expiration Date (as determined without regard to such Extension Request) there shall exist no Default or Event of Default.

                 (d) Representations and Warranties. The representations and warranties made by the Company and the Guarantor in the Documents or otherwise made by or on behalf of the Company and the Guarantor in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the then applicable Commitment Expiration Date (as determined without regard to such Extension Request), other than for changes resulting from transactions contemplated or permitted by this Agreement and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and except to the extent that such representations and warranties relate expressly to an earlier date.

                 (e) Prior Option Exercised. The Company shall have exercised the prior option to extend the Commitment Expiration Date. To the extent the Company elects not to exercise an extension option, all subsequent options shall immediately terminate and be of no further force or effect. Notwithstanding the foregoing provisions of this Section 2.06, the Company agrees to exercise the then applicable extension option so long as any Letter of Credit is outstanding.

                                  ARTICLE III

                                    SECURITY

           SECTION 3.01 Guaranty.

           Simultaneously with the execution and delivery by the Company of this Agreement, the Company shall cause any and all guarantors of the Senior Bank Facilities (collectively, including without limitation any Required Additional Guarantors (as hereinafter defined), the "Guarantors") to execute and deliver a guaranty in form and substance similar to those executed and delivered in connection with the Senior Bank Facilities, pursuant to which the Guarantors shall guarantee to the Bank the repayment of the Obligations. Within five (5) Business Days of the execution and delivery by any additional guarantor of a guaranty under any of the Senior Bank Facilities, the Company shall also cause such additional guarantor (a "Required Additional Guarantor") to execute and deliver to the Bank a guaranty of the Obligations, together with the opinion of counsel, organizational documents, certificates and attachments required under the Senior Bank Facilities with respect to such Required Additional Guarantor.

           SECTION 3.02 Collateral.

           If and to the extent that any of the Senior Bank Facilities are collateralized by the Company, the Company shall at such time deposit in a cash collateral account opened with the Bank, or provide other collateral that is satisfactory to the Bank, in an amount equal to the Letters of Credit Exposure at such time. The Company hereby grants to the Bank a security interest in such cash or other collateral to secure the payment of the Obligations. The Company shall execute and deliver to the Bank such further documents and instruments as the Bank may request to evidence the creation and perfection of such security interest in such cash collateral account or other collateral.

                                   ARTICLE IV

                                   CONDITIONS

           SECTION 4.01 Documentation.

           As conditions precedent to the Bank's issuance of the Letters of Credit, the Bank shall have received each of the following in form and substance satisfactory to the Bank:

                 (a) Original executed copies of this Agreement, the Guaranty and the closing statement for this transaction, if any;

                 (b) A completed Letter of Credit Request;

                 (c) A certificate of an Authorized Representative of the Company and each Guarantor as of the Closing Date certifying copies of the articles of incorporation and bylaws, the partnership agreement and certificate of limited partnership or other organizational documents, as applicable, of, and a good standing certificate for, the Company and each Guarantor, and resolutions necessary for the valid execution, delivery and performance by the Company and the Guarantors of each of the Documents to which each of the Company and the Guarantors is or is to become a party;

                 (d) An incumbency certificate dated as of the Closing Date, signed by an Authorized Representative of the Company and each of the Guarantors and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company and each of the Guarantors, each of the Documents to which each of the Company and the Guarantors is or is to become a party;

                 (e) Opinions of Hogan & Hartson, LLP, Goodwin, Proctor & Hoar LLP and the Company's general counsel, covering such matters as to the Company, the Guarantors and the Documents as the Bank may reasonably request;

                 (f) Payment of the Letter of Credit Fees payable pursuant to
Section 2.02(c); and

                 (g) Such other documents, instruments, certificates, opinions, approvals and assurances customary in this type of financing as the Bank or the Bank's Special Counsel may reasonably request.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

           The Company represents and warrants as follows:

           SECTION 5.01 Existence and Power.

                 (a) The Company is a Maryland corporation duly organized and validly existing and in good standing under the laws of Maryland, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned therein make such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.

                 (b) Each Subsidiary of the Company (including each Subsidiary which is also a Guarantor) is a corporation, partnership, limited liability company, real estate investment trust or business trust, is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each other jurisdiction in which the nature of the business conducted therein or the Property owned therein make such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.

           SECTION 5.02 Authority.

           The Company has full legal power and authority to enter into, execute, deliver and perform the terms of the Documents to which it is a party and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action.

           SECTION 5.03 Binding Agreement.

                 (a) The Documents to which the Company is a party constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

                 (b) The execution, delivery and performance by the Company of the Documents to which it is a party does not violate the provisions of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Authority.

           SECTION 5.04 Litigation.

           There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether or not purportedly on behalf of the Company or any Subsidiary of the Company) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary of the Company or any of their respective Properties or rights, which (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect, (ii) call into question the validity or enforceability of any of the Documents, or (iii) could reasonably be expected to result in the rescission, termination or cancellation of any franchise, right, license, permit or similar authorization held by the Company or any Subsidiary of the Company, which rescission, termination or cancellation could reasonably be expected to have a Material Adverse Effect.

           SECTION 5.05 Required Consents.

           No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Authority or any other Person not obtained is required to be obtained by the Company to authorize, or is required in connection with the execution, delivery and performance of the Documents or is required to be obtained by the Company as a condition to the validity or enforceability of the Documents.

           SECTION 5.06 No Conflicting Agreements.

           Neither the Company nor any Subsidiary of the Company is in default beyond any applicable grace or cure period under any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its Property is bound, the effect of which default could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Documents will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon any Property of the Company or any Subsidiary of the Company pursuant to the terms of any such mortgage, indenture, contract or agreement.

           SECTION 5.07 Reaffirmation of Representations and Warranties.

           The Company hereby reaffirms to the Bank the representations and warranties made in Sections 4.4 and 4.8 through 4.24 of the Loan Agreement which are incorporated herein by reference as fully as if set forth herein.

                                   ARTICLE VI

                                GENERAL COVENANTS

           SECTION 6.01 Incorporation of Covenants from Senior Bank Facilities. So long as any amount is available under the Letters of Credit, the Letters of Credit have not been terminated as provided by their terms or any amount is owing to the Bank hereunder or under the other Documents, the Company covenants that, except to the extent the Bank shall otherwise consent in writing, each of the covenants contained in Articles 7 and 8 of the Loan Agreement and the Credit Agreements shall be performed and complied with by the Company and the Guarantors as fully as if set forth herein. The Company agrees upon the request of the Bank to amend this Agreement to further incorporate the covenants of the Loan Agreement and such Credit Agreements and any applicable definitions if requested to do so by the Bank. Furthermore, the Company agrees upon the request of the Bank to acknowledge the operative Loan Agreement and Credit Agreements if same are amended, restated or modified after the date hereof.

                                  ARTICLE VII

                              DEFAULTS AND REMEDIES

           SECTION 7.01 Defaults.

           Each of the following shall constitute an event of default hereunder ("Event of Default"):

                 (a) Failure by the Company to pay or cause to be paid in full to the Bank under this Agreement any amount due as reimbursement for a Draft honored under a Letter of Credit within five (5) Business Days after notice from the Bank that such Draft is honored by the Bank;

                 (b) Failure by the Company or any Guarantor to make any other payment to the Bank under this Agreement or the other Documents within five (5) Business Days of the date when it is due;

                 (c) Failure by the Company or any Guarantor to perform or comply with any of the other terms or conditions contained in this Agreement, the Guaranty or with any of the terms and conditions contained in the other Documents and continuance of such failure for thirty (30) days after written notice from the Bank to the Company, or such longer period to which the Bank in its sole discretion may agree in the case of a failure not curable by the exercise of due diligence within such thirty (30) day period, provided that (i) the Company shall have commenced to cure such failure within such thirty (30) day period, and (ii) the Company shall complete such cure as quickly as reasonably possible with the exercise of due diligence, and (iii) such failure shall not have a Material Adverse Effect;

                 (d) Any of the representations or warranties of the Company or any of the Guarantors set forth in this Agreement, the Guaranty or in any other Document proves to have been false or misleading in any material respect;

                 (e) Any material provision of this Agreement, the Guaranty or any of the other Documents shall at any time for any reason cease to be valid and binding on the Company or the Guarantors, or shall be declared to be null and void, or shall be violative of any applicable law relating to a maximum amount of interest permitted to be contracted for, charged or received, or the validity or enforceability thereof shall be contested by the Company, any of the Guarantors or any governmental agency, court or authority, or the Company or any of the Guarantors shall deny that it has any or further liability or obligation under this Agreement, the Guaranty or any of the other Documents; or

                 (f) Any default or breach shall occur and continue beyond the expiration of any applicable grace or notice and cure period under the terms or conditions of the Loan Agreement or any of the Credit Agreements (including, without limitation, any breach of the covenants contained in Articles 7 and 8 of the Credit Agreements and the Loan Agreement) (the parties hereto covenanting and agreeing, for the purposes of this Agreement, that in the event the Credit Agreements and the Loan Agreement shall terminate or no longer be in full force and effect prior to the payment and performance by the Company of all of the Obligations, the provisions of the Credit Agreements and the Loan Agreement shall for the purposes hereof continue in full force and effect as if the same had not been terminated and the Credit Agreements and the Loan Agreement remained in full force and effect).

           SECTION 7.02 Remedies.

                 (a) Remedies. If an Event of Default has occurred and is continuing uncured, the Bank may, at its sole option and without prior notice, demand or presentment, and to the extent permitted by applicable law, do any or all of the following:

                           (i) terminate its commitment under this Agreement to
issue any further Letters of Credit;

                           (ii) declare an amount equal to the Obligations,
including without limitation, the Letters of Credit Exposure, as having been paid or disbursed by the Bank under the Letters of Credit and a loan to the Company from the Bank in such amount to have been made and accepted, which loan shall be immediately due and payable;

                           (iii) if the Obligations have become cash
collateralized pursuant to Section 3.02, exercise any and all such rights as the Bank may have as a secured party under the Uniform Commercial Code of the State of New York or other applicable law with respect to the security interests created pursuant to Section 3.02;

                           (iv) by injunction or other writ, order, decree or
decision of a court of competent jurisdiction in an action, suit or other proceeding at law or in equity, enjoin any acts or things which may be unlawful or in violation of the Bank's rights under this Agreement, the Guaranty or any other Document; and

                           (v) exercise, or cause to be exercised, any and all
such rights and remedies as it may have under this Agreement, the Guaranty or any other Document or at law or in equity.

Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Bank shall have accelerated the Obligations, all Obligations outstanding shall bear interest payable on demand at a rate per annum equal to the Default Rate, until such amount shall be paid in full (after as well as before judgment).

                 (b) Cash Collateral. Upon the occurrence, and during the continuance, of any Event of Default, and to the extent the Obligations have not already been cash collateralized pursuant to Section 3.02, the Company shall at such time deposit in a cash collateral account opened by the Bank an amount equal to the Letters of Credit Exposure at such time. The Company hereby grants to the Bank a security interest in such cash collateral to secure all obligations of the Company in respect of such Letters of Credit under this Agreement and the other Documents. The Company shall execute and deliver to the Bank such further documents and instruments as the Bank may request to evidence the creation and perfection of such security interest in such cash collateral account. Amounts held in such cash collateral account shall be applied by the Bank to the payment of Drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Company hereunder. After all such Letters of Credit shall have expired or been fully drawn upon, all obligations under the Letters of Credit shall have been satisfied and all other Obligations of the Company hereunder shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company.

           SECTION 7.03 Waivers; Consents.

           No waiver of, or consent with respect to, any provision of this Agreement, the Guaranty or any of the other Documents shall in any event be effective against the Bank unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

           SECTION 7.04 No Waiver; Remedies Cumulative.

           No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder or under the Guaranty or any of the other Documents shall operate as a waiver thereof; and no single or partial exercise of any right hereunder or under the Guaranty shall preclude any other or further exercise thereof or the exercise of any other right. To the extent permitted by applicable law, the remedies herein and in the Guaranty are cumulative and not exclusive of any remedies available under any other document or at law or in equity.

           SECTION 7.05 Setoff.

           Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of the Bank to the Company and any securities or other property of the Company in the possession of the Bank may be applied to or set off against the payment of Obligations of the Company and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Company to the Bank.

                                  ARTICLE VIII

                                  MISCELLANEOUS

           SECTION 8.01 Notices.

           All notices and other communications provided for hereunder shall be in writing and sent by United States certified or registered mail, return receipt requested, or by telegraph, telex, telecopier or private delivery service, addressed as follows:

           If to the Bank:

                     Fleet National Bank
                     100 Federal Street
                     Boston, Massachusetts  02110
                     Attn:  Real Estate Division

           with a copy to:

                     Fleet National Bank
                     115 Perimeter Center Place, N.E.
                     Suite 500
                     Atlanta, Georgia  30346
                     Attn:  William Lamb
                     Telecopier: (770) 390-8434

           If to the Company:

                     New Plan Excel Realty Trust, Inc.
                     1120 Avenue of the Americas
                     New York, New York  10036
                     Attention:  John B. Roche, Chief Financial Officer
                     Telephone:  (212) 869-3000
                     Telecopier:  (212) 869-3989

           with a copy to:

                     New Plan Excel Realty Trust, Inc.
                     1120 Avenue of the Americas
                     New York, New York  10036
                     Attention:  Steven F. Siegel, Esq., General Counsel
                     Telephone:  (212) 869-3000
                     Telecopier:  (212) 302-4776

The time period in which a response to a notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the notice sent. By giving at least fifteen (15) days prior notice thereof, the Company or the Bank shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

           SECTION 8.02 Successors and Assigns.

           This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided that this Agreement shall also inure to the benefit of the Participating Banks as provided herein. The Company may not assign its rights under this Agreement without the prior written consent of the Bank. The Company and the Bank intend that, except as set forth in the first sentence of this Section, no other Person shall have any claim or interest under this Agreement or right of action hereon or hereunder.

           SECTION 8.03 Survival of Representations, Warranties and Covenants.

           All covenants, agreements, representations and warranties made herein or in any of the other Documents or in any documents or other papers delivered by or on behalf of the Company, or any Guarantor pursuant hereto or thereto shall be deemed to have been relied upon by the Bank notwithstanding any investigation heretofore or hereafter made by the Bank, and shall survive the issuance by the Bank of the Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Letters of Credit or any of the other Documents remains outstanding. The indemnification obligations of the Company provided herein and in the other Documents shall survive the full repayment of amounts due and the termination of the obligations of the Bank hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to the Bank at any time by or on behalf of the Company or any Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Company hereunder.

           SECTION 8.04 Counterparts.

           The execution and delivery hereof by the Company and the Bank shall constitute a contract between them for the uses and purposes herein set forth, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement.

           SECTION 8.05 Costs, Expenses and Taxes.

           The Company agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution, delivery, interpretation and administration of this Agreement, the Letters of Credit, the Guaranty and any other Documents, including without limitation the reasonable fees and expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement, the Letters of Credit, the Guaranty and such other Documents, and all costs and expenses, including without limitation reasonable counsel fees and expenses, if any, in connection with the enforcement or preservation of rights under this Agreement, the Letters of Credit, the Guaranty and such other Documents, or any litigation, proceeding or dispute (whether arising hereunder or otherwise), in any way related to the Bank's relationship with the Company or the Guarantor pursuant to any of the Documents. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement, the Letters of Credit, the Guaranty and such other Documents, and shall indemnify and hold the Bank and the Participating Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The covenants of this Section 8.05 shall survive payment or satisfaction of the Obligations.

           SECTION 8.06 Amendments.

           This Agreement may be amended only by an instrument in writing executed and delivered by the Company and the Bank

           SECTION 8.07 Severability; Interest Limitation.

           If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction, it shall be ineffective as to such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision as to such jurisdiction to the extent it is not prohibited or unenforceable, nor invalidate such provision in any other jurisdiction, nor invalidate the other provisions hereof, all of which shall be liberally construed in order to effect the provisions of this Agreement. Notwithstanding anything to the contrary herein contained, the total liability of the Company for payment of interest pursuant hereto shall not exceed the maximum amount, if any, of such interest permitted by applicable law to be contracted for, charged or received, and if any payments by the Company to the Bank include interest in excess of such a maximum amount, the Bank shall apply such excess to the reduction of the unpaid principal amount or other sums due from the Company pursuant hereto, or if none is due, such excess shall be refunded to the Company; provided that, to the extent permitted by applicable law, in the event the interest is not collected, is applied to principal or is refunded pursuant to this sentence and interest thereafter payable pursuant hereto shall be less than such maximum amount, then such interest thereafter so payable shall be increased up to such maximum amount to the extent necessary to recover the amount of interest, if any, theretofore uncollected, applied to principal or refunded pursuant to this sentence. Any such application or refund shall not cure or waive any Event of Default. In determining whether or not any interest payable under this Agreement exceeds the highest rate permitted by law, any nonprincipal payment (except payments specifically stated in this Agreement to be "interest") shall be deemed, to the extent permitted by applicable law, to be an expense, fee, premium or penalty rather than interest. All interest paid or agreed to be paid to the Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of all of the Obligations of the Company (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between the Company and the Bank.

           SECTION 8.08 Complete Agreement.

           TAKEN TOGETHER WITH THE GUARANTY AND THE OTHER DOCUMENTS DELIVERED IN COMPLIANCE HEREWITH, THIS AGREEMENT IS A COMPLETE MEMORANDUM OF THE AGREEMENT OF THE COMPANY AND THE BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WAIVERS OR MODIFICATIONS OF ANY PROVISION HEREOF MUST BE IN WRITING SIGNED BY THE PARTY TO BE CHARGED WITH THE EFFECT THEREOF.

           SECTION 8.09 Conflicts.

           Insofar as possible the provisions of this Agreement shall be deemed complementary to the terms of the Guaranty and the other Documents but in the event of conflict the terms hereof shall control to the extent such are enforceable under applicable law.

           SECTION 8.10 Governing Law; Consent to Jurisdiction and Service.

           THIS AGREEMENT AND EACH OF THE OTHER DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND

GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE COMPANY BY MAIL AT THE ADDRESS SPECIFIED IN SECTION
8.01. THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

           SECTION 8.11 Waiver of Jury Trial and Certain Damage Claims.

           EACH OF THE COMPANY AND THE BANK HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION
8.11. THE COMPANY ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS
SECTION 8.11 WITH ITS LEGAL COUNSEL AND THAT THE COMPANY AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

           SECTION 8.12 Table of Contents and Headings.

           The Table of Contents and Section headings of this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

           SECTION 8.13 Participations.

           Notwithstanding any other provision of this Agreement, the Company understands that the Bank may at any time enter into one or more participation agreements ("Participation Agreements") with other banks ("Participating Banks') whereby the Bank will allocate to the Participating Banks certain percentages of the payment obligations of the Company and the Guarantors under this Agreement, the Guaranty and the other Documents and the funding obligations of the Bank under the Letters of Credit. The Company acknowledges, that, for the convenience of all parties, this Agreement is being entered into with the Bank only and that the Company's obligations under this Agreement and the other Documents and the Guarantors' obligations under the Guaranty are and will be undertaken for the benefit of, and as an inducement to, the Participating Banks as well as the Bank. Without limiting the foregoing, the Company acknowledges that Sections 2.02(e), 2.05 and the indemnity under Section 8.05 are also for the benefit of the Participating Banks, and agrees to make any payments required by such provisions for the account of any one or more Participating Banks on demand of the Bank. Notwithstanding the foregoing, the Company shall not be required to respond to requests or inquiries made by any of the Participating Banks unless such requests or inquiries are made through the Bank. The Company hereby waives any right of setoff it may at any time have against the Bank or any Participating Bank as a result of the participations of the Participating Banks in the payment obligations of the Company under this Agreement. The Bank agrees to give written notice to the Company identifying each Participating Bank with whom the Bank has entered into a Participation Agreement from time to time; provided that failure to give any such notice shall not affect the rights of any Participating Bank or result in any liability of the Bank.

           SECTION 8.14 Relationship.

           The relationship between the Bank and the Company is solely that of a lender and borrower, and nothing contained herein or in any of the other Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

           SECTION 8.15 Time of the Essence.

           Time is of the essence with respect to each and every covenant, agreement and obligation of the Company and the Guarantors under this Agreement and the other Documents.

           SECTION 8.16 Acknowledgment of Indemnity Obligations.

           THE COMPANY ACKNOWLEDGES THAT THIS AGREEMENT CONTAINS INDEMNITY OBLIGATIONS OF THE COMPANY.

           IN WITNESS WHEREOF, the Company and the Bank have caused this Reimbursement Agreement to be duly executed and delivered as of the date first above written.


                                 NEW PLAN EXCEL REALTY TRUST, INC.



                                 By:   /s/ Steven F. Siegel
                                    -----------------------------------------
                                       Name:  Steven F. Siegel
                                       Title: Sr. VP



                                 FLEET NATIONAL BANK



                                 By:   /s/ Bill Lamb
                                     -----------------------------------------
                                       Name:  Bill Lamb
                                       Title: Vice President

                                    EXHIBIT A

                            FORM OF LETTER OF CREDIT


FLEET NATIONAL BANK
1 FLEET WAY, 2ND FLOOR
SCRANTON, PA 18507
ATTN:  TRADE SERVICES DEPT. - STANDBY UNIT

                                            DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _______________


BENEFICIARY:                              APPLICANT:   NEW PLAN EXCEL REALTY
                                                       TRUST, INC.
___________________________
___________________________
___________________________
___________________________

AMOUNT:  USD ____________
EXPIRY DATE: ______________
EXPIRY PLACE: OUR COUNTERS

GENTLEMEN:

WE HEREBY ISSUE THIS CLEAN IRREVOCABLE LETTER OF CREDIT NO. ________ IN YOUR FAVOR, FOR THE ACCOUNT OF NEW PLAN EXCEL REALTY TRUST, INC. FOR UP TO AN AGGREGATE AMOUNT OF USD _____________, AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT AND THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

PARTIAL DRAWINGS ARE PERMITTED.

DRAFT(S) MUST STATE: "DRAWN UNDER FLEET NATIONAL BANK STANDBY L/C NO. ____________ DATED ______________."

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON DUE PRESENTATION TO US.

THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART. SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, ATTACHED HERETO AS ANNEX A, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKERS STAMP AND SIGNATURE AUTHENTICATION.

WE HEREBY AGREE THAT YOU SHALL HAVE THE RIGHT UPON TWO (2) BUSINESS DAYS' PRIOR WRITTEN NOTICE IN THE FORM ATTACHED HERETO AS ANNEX B, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, TO HAVE THIS LETTER OF CREDIT TERMINATED AND REPLACED BY TWO OR MORE REPLACEMENT LETTERS OF CREDIT IN FAVOR OF SUCH BENEFICIARIES AND IN SUCH AMOUNTS AS SHALL BE SPECIFIED IN THE NOTICE TO US; PROVIDED, HOWEVER, THAT:

         (A) AFTER GIVING EFFECT TO THE ISSUANCE OF THE REPLACEMENT LETTERS OF CREDIT, WE SHALL NOT HAVE MORE THAN TWELVE (12) LETTERS OF CREDIT

                  OUTSTANDING FOR THE ACCOUNT OF NEW PLAN EXCEL REALTY TRUST, INC. PURSUANT TO THAT CERTAIN REIMBURSEMENT AGREEMENT DATED AS OF AUGUST 24, 2001 BETWEEN US AND NEW PLAN EXCEL REALTY TRUST, INC.;

         (B) THE AGGREGATE AMOUNT OF THE REPLACEMENT LETTERS OF CREDIT SHALL NOT EXCEED THE AMOUNT OF THIS LETTER OF CREDIT STATED ABOVE;

         (C) THE EXPIRY DATE OF THE REPLACEMENT LETTERS OF CREDIT SHALL NOT BE LATER THAN THE EXPIRY DATE STATED ABOVE;

         (D) THE REPLACEMENT LETTERS OF CREDIT SHALL OTHERWISE BE ISSUED IN THE SAME FORM AS THIS LETTER OF CREDIT AND SHALL BE TRANSFERABLE AS SET FORTH ABOVE, BUT SHALL PROVIDE THAT THEY SHALL BE INOPERATIVE UNTIL WE SHALL HAVE RECEIVED THE ORIGINAL OF THIS LETTER OF CREDIT AT THE ADDRESS SPECIFIED ABOVE; AND

         (E) UPON ISSUANCE OF THE REPLACEMENT LETTERS OF CREDIT AND OUR RECEIPT OF THE ORIGINAL OF THIS LETTER OF CREDIT, WE SHALL BE ABSOLUTELY AND UNCONDITIONALLY RELEASED OF ALL LIABILITY AND OBLIGATIONS UNDER THIS LETTER OF CREDIT AND FROM ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES RELATING TO THE ISSUANCE AND MAINTENANCE OF THIS LETTER OF CREDIT.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS ISSUED SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

FORM AND CONTENTS ACCEPTED BY:


__________________________
AUTHORIZED SIGNATURE FOR

                                     ANNEX A
                             INSTRUCTION TO TRANSFER
                     [TO BE TYPED ON BENEFICIARY LETTERHEAD]


FLEET NATIONAL BANK
1 FLEET WAY, 2ND FLOOR
SCRANTON, PA 18507
ATTN: TRADE SERVICES DEPT.-STANDBY UNIT


RE: CREDIT ISSUED BY FLEET NATIONAL BANK                   DATE:_____________
LETTER OF CREDIT NUMBER ________________________

GENTLEMEN:

For value received. the undersigned beneficiary hereby irrevocably transfers to:

________________________________________________________________________________
                              (Name of Transferee)

________________________________________________________________________________
                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of such Letter of Credit is returned herewith and we ask you to endorse the transfer on the reverse thereof and forward it directly to the Transferee with your customary notice of transfer.


                                                Very truly yours,
* SIGNATURE AUTHENTICATED           (type beneficiary name as appears on credit)

_________________________________         ______________________________________
           (Bank)                         (Signature of Beneficiary)
                                          name and title to be typed underneath)

_________________________________
     (Authorized Signature)
(name and title to be typed underneath)

*BY AUTHENTICATING SIGNATURE YOU ARE GUARANTEEING THAT THE INDIVIDUAL SIGNING IS AUTHORIZED TO SIGN FOR THE TRANSFEROR, THE PARTY ON WHOSE LETTERHEAD THIS FORM APPEARS.

           FOR FULL TRANSFER (TRANSFER IN ITS ENTIRETY: ALL AMENDMENTS INCLUDING INCREASES AND EXTENSIONS, IF ANY, APPLICABLE TO TRANSFER)

                                     ANNEX B

                          FORM OF NOTICE OF REPLACEMENT


                                            Irrevocable Standby Letter of Credit
                                         No. __________, dated ____________,
                                            in the amount of $_____________
                                                    (the "Letter of Credit")


FLEET NATIONAL BANK
1 FLEET WAY, 2ND FLOOR
SCRANTON, PA  18507
ATTN:  TRADE SERVICES DEPT.-STANDBY UNIT


           The undersigned, a duly authorized officer of ______________ ("Beneficiary"), requests that the Letter of Credit be replaced by ___ separate Letters of Credit issued in favor of the following beneficiaries and in the following amounts:

           Name and Address                                   Amount




Dated: ____________________

                                                  _____________________________
                                                  Beneficiary

                                                  By:__________________________

                                                     Title:____________________





cc:        Mr. John B. Roche,
           Steven F. Siegel, Esq.
           New Plan Excel Realty Trust, Inc.
           1120 Avenue of the Americas
           New York, New York  10036

                                    EXHIBIT B

                        FORM OF LETTER OF CREDIT REQUEST


Fleet National Bank
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn:  William Lamb
Fax: (770) 390-8434

Ladies and Gentlemen:

           Pursuant to the provisions of Section 2.01(a) of the Reimbursement Agreement dated as of August 24, 2001, as from time to time in effect (the "Agreement"), between New Plan Excel Realty Trust, Inc. (the "Company") and Fleet National Bank (the "Bank"), the Company hereby requests and certifies as follows:

           1. Letter of Credit. The Company hereby requests a Letter of Credit to be issued under Section 2.01(a) of the Agreement:

                     Principal Amount:  $

                     Beneficiary:

           2. No Default. The undersigned Authorized Officer of the Company certifies that the Company is and will be in compliance with all covenants under the Documents after giving effect to the issuance of the Letter of Credit requested hereby.

           3. Representations True. Each of the representations and warranties made by or on behalf of the Company and the Guarantors contained in the Agreement, the Guaranty or in the other Documents or in any document or instrument delivered pursuant to or in connection with the Agreement was true and correct in all material respects as of the date as of which it was made and shall also be true and correct in all material respects at and as of the issuance date for the Letter of Credit requested hereby, with the same effect as if made at and as of such issuance date (except to the extent of changes resulting from transactions contemplated or permitted by the Agreement, the Guaranty and the other Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

           4. Other Conditions. All other conditions to the issuance of the Letter of Credit requested hereby set forth in Articles 2 and 4 of the Agreement have been satisfied.

           5. Issuance Date. Except to the extent, if any, specified by notice actually received by the Bank prior to the issuance date specified above, the foregoing representations and warranties shall be deemed to have been made by the Company on and as of such issuance date.

           6. Definitions. Terms defined in the Agreement are used herein with the meanings so defined.

           IN WITNESS WHEREOF, the Company has caused this request to be duly executed and delivered this _____ day of ___________, 200__.


                                            NEW PLAN EXCEL REALTY TRUST, INC.



                                            By: ______________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT C

                            FORM OF EXTENSION REQUEST


Fleet National Bank
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn:  William Lamb
Fax:  (770) 390-8434

Ladies and Gentlemen:

           Pursuant to the provisions of Section 2.06 of the Reimbursement Agreement dated as of August 24, 2001, as from time to time in effect (the "Agreement"), between New Plan Excel Realty Trust, Inc. (the "Company") and Fleet National Bank (the "Bank"), the Company hereby requests and certifies as follows:

           1. Extension. The Company hereby requests that the Commitment Expiration Date be extended from __________, 200_ to __________, 200_ pursuant to Section 2.06 of the Agreement. This request constitutes the exercise of the __________ (first, second, etc.) extension option.

           2. No Default. The undersigned Authorized Officer of the Company certifies that the Company is and on the Commitment Expiration Date (as determined without regard to this request) will be in compliance with all covenants under the Documents.

           3. Representations True. Each of the representations and warranties made by or on behalf of the Company and the Guarantors contained in the Agreement, in the other Documents or in any document or instrument delivered pursuant to or in connection with the Agreement was true and correct in all material respects as of the date as of which it was made and shall also be true and correct in all material respects on the Commitment Expiration Date (as determined without regard to this request) with the same effect as if made at and as of the Commitment Expiration Date (except to the extent of changes resulting from transactions contemplated or permitted by the Agreement and the other Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

           4. Other Conditions. All other conditions to the extension of the Commitment Expiration Date set forth in Section 2.06 of the Agreement have been satisfied.

           5. Commitment Expiration Date. Except to the extent, if any, specified by notice actually received by the Bank prior to the issuance date specified above, the foregoing representations and warranties shall be deemed to have been made by the Company on and as of the Commitment Expiration Date (as determined without regard to this request).

           6. Definitions. Terms defined in the Agreement are used herein with the meanings so defined.

           IN WITNESS WHEREOF, the Company has caused this request to be duly executed and delivered this _____ day of ___________, 200__.


                                      NEW PLAN EXCEL REALTY TRUST, INC.



                                      By: __________________________________
                                            Name:
                                            Title:

                                    EXHIBIT D

                           FORM OF NOTICE OF REDUCTION


                                           Irrevocable Standby Letter of Credit
                                       No. __________, dated ____________,
                                           in the amount of $_____________
                                           (the "Letter of Credit Amount")


FLEET NATIONAL BANK
1 FLEET WAY, 2ND FLOOR
SCRANTON, PA  18507
ATTN: TRADE SERVICES DEPT. - STANDBY UNIT


           The undersigned, a duly authorized officer of ______________ ("Beneficiary"), certifies as follows to Fleet National Bank as issuer of the above-referenced letter of credit (the "Letter of Credit"):

           The Beneficiary consents to a reduction in the Letter of Credit Amount to ______________ ($____________).



Dated: ____________________


                                                _______________________________
                                                Beneficiary

                                                By:____________________________

                                                Title:_________________________



cc:        Mr. John B. Roche,
           Steven F. Siegel, Esq.
           New Plan Excel Realty Trust, Inc.
           1120 Avenue of the Americas
           New York, New York  10036

                                   EXHIBIT E

                              NOTICE OF AMENDMENT


                                           Irrevocable Standby Letter of Credit
                                       No. ____________, dated ____________,
                                              in the amount of $____________
                                             (the "Letter of Credit Amount")


________________________
________________________
________________________
________________________

Dear Sir:

           Reference is hereby made to that certain Irrevocable Standby Letter of Credit No. ________, dated ____________ , established by us in your favor (the "Letter of Credit"). We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Reimbursement Agreement, dated as of August 24, 2001, between New Plan Excel Realty Trust, Inc. and us, the Letter of Credit Amount has been reduced to ____________________ ($__________).

           This letter should be attached to the Letter of Credit and made a part thereof.


                                                 FLEET NATIONAL BANK


                                                 By:________________________
                                                 Its: ________________________

cc:        Mr. John B. Roche,
           Steven F. Siegel, Esq.
           New Plan Excel Realty Trust, Inc.
           1120 Avenue of the Americas
           New York, New York  10036

                                    EXHIBIT F

                      FORM OF LETTER OF CREDIT APPLICATION